EXHIBIT 10.163

                               NINTH AMENDMENT TO
                           LETTER OF CREDIT AGREEMENT

         THIS NINTH AMENDMENT TO LETTER OF CREDIT AGREEMENT (the "Ninth Amendment") dated as of September 30, 1998 by and among CATALINA INDUSTRIES, INC. D/B/A DANA LIGHTING, a Florida corporation (the "Company"), the corporations designated as guarantors (collectively, the "Guarantors") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION F/K/A SUN BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                  WITNESSETH:

         WHEREAS, the Company, Guarantors and the Bank have entered into that certain Letter of Credit Agreement dateD as of May 1, 1995, as amended by that certain First Amendment to Letter of Credit Agreement dated as of June 30, 1995, as further amended by that certain Second Amendment to Letter of Credit Agreement and First Amendment to Security Agreement dated as of December 28, 1995, as further amended by that certain Third Amendment to Letter of Credit Agreement dated as of March 27, 1996, as further amended by that certain Fourth Amendment to Letter of Credit Agreement dated as of December 30, 1996, as further amended bY that certain Fifth Amendment to Letter of Credit Agreement dated as of March 31, 1997, as further amended by that certain Sixth Amendment to Letter of Credit Agreement dated as of September 30, 1997, as further amended by that certain Seventh Amendment to Letter of Credit Agreement dated as of December 31, 1997, and as further amended by that certain Eighth Amendment to Letter of Credit Agreement dated as of March 31, 1998 (as amended, the "Letter of Credit Agreement"); and

         WHEREAS, the Company and the Guarantors have requested that the Letter of Credit Agreement be amended to revise certain financial covenants contained in Annex VI attached to said Letter of Credit Agreement and incorporated therein by reference; and

         WHEREAS, the Bank has agreed to amend the Letter of Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO LETTER OF CREDIT AGREEMENT. The Letter of Credit Agreement is amended as follows:


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          a. Section 5.12, contained in Annex VI attached to the Letter of
Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted the following:

         "Section 5.12. MINIMUM CONSOLIDATED TANGIBLE NET WORTH PLUS SUBORDINATED DEBT. Permit its Minimum Consolidated tangible net worth plus Subordinated Debt to be less than $36,000,000.00 from the date hereof until September 29, 1996; $39,000,000.00 from September 30, 1996 until March 30, 1997; $34,500,000.00 from March 31, 1997 until June 29,
         1997; $35,000,000.00 from June 30, 1997 until September 29, 1997;
         $35,500,000.00 from September 30, 1997 until December 30, 1997;
         $35,750,000.00 from December 31, 1997 until March 30, 1997;
         $36,250,000.00 from March 31, 1998 until June 29, 1998; $37,250,000.00 from June 30, 1998 until September 29, 1998; $38,250,000 from September 30, 1998 until December 30, 1998; $38,750,000.00 from December 31, 1998 until March 30, 1999; $39,250,000.00 from March 31, 1999 until June 29,
         1999; $40,250,000.00 from June 30, 1999 until September 29,1999;
         $41,250,000.00 from September 30, 1999 until December 30, 1999;
         $41,750,000.00 from December 31, 1999 until March 30, 2000; and
         $42,250,000.00 as at March 31, 2000 and at all times thereafter provided, however, in the event Catalina Lighting, Inc. purchases up to $2,000,000.00 worth of its issued and outstanding publicly traded common stock and at the time of said purchase there is no default under any other provision of the Credit Agreement, then the Minimum Consolidated Tangible Net Worth Plus Subordinated Debt covenant amounts provided above shall be reduced by the amount of said stock purchases up to, but not to exceed, $2,000,000.00.

         b. Section 5.14, contained in Annex VI attached to the Letter of Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted the following:

         "Section 5.14. INTEREST COVERAGE RATIO. Permit the ratio of (a) the sum of (i) Consolidated Pre-tax Income PLUS

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         (ii) Consolidated Interest Charges to (b) Consolidated Interest
         Charges, to be less than 1.0:1 for the one (1) calendar quarterly period ending December 31, 1995; less than 0.60:1 for the immediately preceding two (2) calendar quarterly periods ending March 31, 1996; less than 1.25:1 for the immediately preceding three ( 3) calendar quarterly periods ending June 30, 1996; less than 1.75:1 for the immediately preceding four (4) calendar quarterly period ending September 30, 1996; less than 1.25:1 for the immediately preceding four
         (4) calendar quarterly periods ending December 31, 1996; excluding the effect of the actual pretax charge to earnings previously disclosed to the Agent and the Banks not to exceed $9,859,826.00 incurred during the quarterly period ending March 31, 1997, less than 1.00:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1997; excluding the effect of the actual pretax charge to earnings not to exceed $432,000.00 incurred during the quarterly period ending June 30, 1997 for all calculations for which said quarterly period is included, less than 1.50:1 for the one (1) calendar quarterly period ending June 30, 1997; less than 1.75:1 for the immediately preceding two (2) calendar quarterly periods ending September 30, 1997; less than 1.40:1 for the immediately preceding three (3) calendar quarterly periods ending December 31, 1997; less than 1.30:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1998; less than 1.35:1 for the immediately preceding four (4) calendar quarterly periods ending June 30, 1998; less tha 1.35:1 for the immediately proceeding four (4) calander quarterly periods ending September 30, 1998; less than 1.35:1 for the immediately preceeding four (4) calander quarterly periods ending December 31, 1998; and less than 2.00:1 for the immediately preceeding four (4) calander quarterly

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         periods ending on the last day of each calendar quarter thereafter."

         c. Section 5.18(g), contained in Annex VI attached to the Letter of Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted the following:

         the Borrower and any of its Subsidiaries may make other investments, loans and advances in addition to those permitted by the foregoing provisions of this Section 5.18 from time to time, provided that the aggregate amount of such investments, loans and advances shall not exceed $21,000,000.00 without the prior written consent of all Banks and, further provided that not more than $3,250,000.00 of said aggregate amount shall represent the aggregate amount of investments, loans and advances made to Catalina Lighting Mexico, S.A. DE C.V. For the purpose of this subsection, the $21,000,000.00 limitation referred to above shall not include the net note receivable from Catalina Asia in the amount not to exceed $1,000,000.00.

2. COUNTERPARTS. The Ninth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

3. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Letter of Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

4. RATIFICATION OF LOAN DOCUMENTS: MISCELLANEOUS. The Letter of Credit Agreement as amended hereby shall remain in full force and effect and this Ninth Amendment to Letter of Credit Agreement shall not be deemed a novation. Each and every reference to the Letter of Credit Agreement and any other Operative Documents shall be deemed to refer to the Letter of Credit Agreement as amended by the Ninth Amendment. The Company and the Guarantors hereby acknowledge and represent that the Operative Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

5. GOVERNING LAW. THIS NINTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE BANK IN FLORIDA AND SHALL BE CONSTRUED IN

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ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD
TO CONFLICT OF LAW PRINCIPLES.

                 (BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK)

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         IN WITNESS WHEREOF, the parties have executed this Ninth Amendment as of the day and year first above written.

                                         COMPANY:

                                         CATALINA INDUSTRIES, INC.
                                         d/b/a Dana Lighting

                                         By: /s/ THOMAS M. BLUTH
                                             ----------------------------------
                                             Thomas M. Bluth
                                             Secretary/Treasurer


                                         GUARANTORS:

                                         CATALINA LIGHTING, INC.

                                         By: /s/ THOMAS M. BLUTH
                                             ----------------------------------
                                             Thomas M. Bluth
                                             Vice President,
                                             Secretary/Treasurer


                                         CATALINA REAL ESTATE TRUST, INC.

                                         By: /s/ THOMAS M. BLUTH
                                             ----------------------------------
                                             Thomas M. Bluth
                                             Secretary/Treasurer


                                         ANGEL STATION, INC.

                                         By: /s/ THOMAS M. BLUTH
                                             ----------------------------------
                                             Thomas M. Bluth
                                             Secretary/Treasurer



                                         MERIDIAN LAMPS, INC.

                                         By: /s/ THOMAS M. BLUTH
                                             ----------------------------------
                                             Thomas M. Bluth
                                             Secretary/Treasurer

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


                                         MERIDIAN LAMPS DEVELOPMENT, INC.


                                         By: /s/ THOMAS M. BLUTH
                                             ----------------------------------
                                             Thomas M. Bluth
                                             Secretary/Treasurer


                                         CATALINA ADMINISTRATIVE CORPORATION

                                         By: /s/ THOMAS M. BLUTH
                                             ----------------------------------
                                             Thomas M. Bluth
                                             Assistant Secretary


                                         BANK:

                                         SUNTRUST BANK, CENTRAL FLORIDA,
                                         NATIONAL ASSOCIATION F/K/A SUN BANK,
                                         NATIONAL ASSOCIATION

                                         By: /s/ DAVID E. CROW
                                             ----------------------------------
                                             David E. Crow,
                                             Senior Vice President

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